SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 30, 1996

                         ASIA MEDIA COMMUNICATIONS, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                     0-23462
--------------------------------------------------------------------------------
                              (Commission File No.)

                                   88-0207089
--------------------------------------------------------------------------------
                        (IRS Employer Identification No.)

1330 Ave. of the Americas, 36th Fl., New York, NY                        10019
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code (212) 582-3400

          Rue-Fritz-Courvoiser 40, 2300 La Chaux-de-Fonds, Switzerland
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant.

     On October 30, 1996 (the "Closing Date"), D-Vine Investment Partners ("Buyer"), a Delaware general partnership between Christopher F. Brown and Edward Tobin, purchased 3,656,667 shares of the Registrant's common stock (the "Purchased Shares"), representing approximately 76.4% of the Registrant's total issued and outstanding common stock as of the Closing Date. The Purchased Shares were acquired from Bosing Development Limited and Marlow Properties Inc. (collectively, the "Sellers"). The aggregate purchase price for the Purchased Shares was $150,000 (approximately $.04 per share); the funds required by the Buyer were provided by Messrs. Brown and Tobin from their personal resources.

     As a result of the foregoing transaction, Buyer and indirectly Messrs. Brown and Tobin, have obtained control of the Registrant. In connection with such change of control, Ian Rice, Anke Rice and Charles Buhlmann resigned as officers and directors of the Registrant and Messrs. Tobin, Brown and Thomas Tuttle have been appointed as all the members of the Registrant's Board of Directors. Additionally, Mr. Tobin has been appointed President of the Registrant. Registrant also entered into a Consulting Agreement with Ian Rice, the former Chairman of the Registrant and the sole shareholder of Marlow Properties Inc., pursuant to which Mr. Rice has agreed to assist the Registrant for a period of ninety days in identifying and locating suitable acquisitions for the Registrant. In consideration of such services, the Registrant has agreed to issue to Mr. Rice an aggregate of 750,000 shares of the Registrant's common stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements.

         None

     (b) Pro-forma Financial Information.

         None

     (c) Exhibits.

         (c)(1) - Consulting Agreement, dated as of October 30, 1996, between Asia Media Communications, Ltd. and Ian Rice.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASIA MEDIA COMMUNICATIONS, LTD.

                                        By: /s/ Steven A. Saide
                                            ------------------------------------
                                            Steven A. Saide,
                                            Secretary

Date:  November 6, 1996

                                       -3-